UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2007.

Westar Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Kansas

(State or Other Jurisdiction of Incorporation)

1-3523	48-0290150
(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas	66611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (785) 575-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Westar Energy, Inc. (the “Company”) announced its intention to offer for sale and issue its First Mortgage Bonds due 2047, which will be insured by Financial Guaranty Insurance Company (“FGIC”). The press release announcing the offering is filed as Exhibit 99.1 to this Current Report on Form 8-K. The bonds will be issued pursuant to a registration statement previously filed with the Securities and Exchange Commission (the “Registration Statement”) on Form S-3 (File No. 333-141899). Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, as amended, the Company hereby incorporates by reference into the Registration Statement and the prospectus supplement relating to the bonds, (1) the audited consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006; and (2) the unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2007, and for the three month periods ended March 31, 2007 and March 31, 2006 which are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K. A computation of the Company’s Ratio of Earnings to Fixed Charges for the three months ended March 31, 2007 contained in the prospectus supplement relating to the bonds is contained in Exhibit 12.1 to this Current Report on Form 8-K. The consent of Ernst & Young LLP to the inclusion of their audit report on the audited consolidated financial statements contained in Exhibit 99.2 to this Current Report on Form 8-K and to their being referred to as “Experts” in the prospectus supplement relating to the bonds is filed as Exhibit 23.1 to this Current Report on Form 8-K.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press release, date the date hereof, related to the offering.

99.2	Audited consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006.

99.3	Unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2007, and for the three month periods ended March 31, 2007 and March 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: May 10, 2007	By:	/S/ LARRY D. IRICK
Name: Larry D. Irick Title: Vice President, General Counsel and Corporate Secretary

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Index to Exhibits

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press release, date the date hereof, related to the offering.

99.2	Audited consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006.

99.3	Unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2007, and for the three month periods ended March 31, 2007 and March 31, 2006.

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